Fees Summary	Nov. 19, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	41,430.00
Total Transaction Valuation	300,000,000.00
Total Offset Amount	0.00
Net Fee	$ 41,430.00